                                                                 EXHIBIT (99)(C)
                            ROIG COMMERCIAL BANK

                   ELECTION FORM AND LETTER OF TRANSMITTAL

                            (THE "ELECTION FORM")

         TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK, PAR VALUE $10.00, OF ROIG COMMERCIAL BANK ("ROIG") (THE "ROIG COMMON STOCK") WHEN SUBMITTED PURSUANT TO AN ELECTION (AN "ELECTION" OR "ELECTION") IN CONNECTION WITH THE MERGER OF ROIG WITH AND INTO BANCO POPULAR DE PUERTO RICO ("BANCO POPULAR"), A WHOLLY OWNED SUBSIDIARY OF POPULAR, INC.

         Nominee record holders, which includes any nominee, any trustee or any other person that holds shares of Roig Common Stock in any capacity whatsoever on behalf of another person or entity ("Nominees"), are directed to Instruction 13 and, if submitting more than one election, must complete Box A below.

         Each record holder, unless such record holder is a Nominee submitting more than one election, should indicate such holder's election in one of the boxes immediately under "ELECTION" below.

         THE INSTRUCTIONS ACCOMPANYING THIS ELECTION FORM AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ELECTION FORM AND LETTER OF TRANSMITTAL IS COMPLETED.

                                  ELECTION

         TO MAKE A VALID ELECTION AS DESCRIBED HEREIN, THIS ELECTION FORM, PROPERLY COMPLETED AS DESCRIBED HEREIN, MUST ACTUALLY BE RECEIVED BY THE EXCHANGE AGENT IN PUERTO RICO BY 5:00 P.M., PUERTO RICO TIME, ON JUNE 30, 1997 OR BY THE EXCHANGE AGENT IN NEW YORK BY 5:00 P.M., NEW YORK TIME, ON JUNE 30, 1997.

         Check the appropriate box below to make an election (i) to have all of your shares of Roig Common Stock converted into the right to receive in the Merger shares of common stock, par value $6.00 per share, of Popular, Inc. ("Popular, Inc. Common Stock") (the "Stock Election"), or (ii) to have all of your shares of Roig Common Stock converted into the right to receive in the Merger cash (the "Cash Election"), or (iii) to have some of your shares of Roig Common Stock converted into the right to receive stock and to have your other shares of Roig Common Stock converted into the right to receive cash (the "Part Stock/Part Cash Election") (if you make this election, please specify the number of shares of Roig Common Stock you wish to have converted into stock and the number of shares of Roig Common Stock you wish to have converted into cash, the total being the total number of shares of which you are the owner or nominee record holder), or (iv) to indicate no election:

                                                                        [ ]    STOCK ELECTION
TO BE COMPLETED BY ALL HOLDERS EXCEPT
NOMINEES SUBMITTING MORE THAN ONE               CHECK ONLY              [ ]    CASH ELECTION
ELECTION. NOMINEES SUBMITTING MULTIPLE          ONE BOX
ELECTIONS  MUST USE BOX A BELOW TO MAKE                                 [ ]    PART STOCK/PART CASH ELECTION,
VALID ELECTIONS.                                                               CONSISTING OF:

                                                                               *                SHARES/STOCK ELECTION

                                                                               *                SHARES/CASH ELECTION
                                                                        [ ]    NO ELECTION

                                                [ ]  CHECK THIS
                                                BOX IF THIS ELECTION       *IF YOU CHOOSE THE PART STOCK/PART CASH
                                                REPRESENTS A               ELECTION, SPECIFY THE NUMBER OF SHARES FOR STOCK
                                                REVOCATION OF ANY          AND THE NUMBER OF SHARES FOR CASH IN THE
                                                EARLIER                    BOXES PROVIDED.
                                                ELECTION.



         POPULAR, INC. RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "NO ELECTION" BOX IF:

         (A)  NO CHOICE IS INDICATED ABOVE;

         (B) YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS ELECTION FORM (INCLUDING SUBMISSION OF YOUR ROIG STOCK CERTIFICATES*) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

         (C) A COMPLETED ELECTION FORM (INCLUDING SUBMISSION OF YOUR ROIG STOCK CERTIFICATES) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.

         *If your certificate(s) has been either lost, stolen or destroyed, see Instruction 12 below. You cannot submit an effective election without your Roig stock certificates attached hereto.

         The tax consequences to a holder of Roig Common Stock will vary depending upon, among other things, whether a Stock Election or Cash Election or Part Stock/Part Cash Election is made. For information as to the U.S. Federal and Puerto Rico income tax consequences of receiving shares of Popular, Inc. Common Stock or cash in exchange for your shares of Roig Common Stock, see "CERTAIN TAX CONSEQUENCES OF THE MERGER" in the Prospectus Supplement delivered herewith. You are urged, in addition, to consult with your tax advisor.

         This Election Form and Letter of Transmittal should be promptly (i) completed and signed in the space provided below, and on the Substitute Form W-9, if applicable, and (ii) mailed or delivered with your certificates representing shares of Roig Common Stock to Banco Popular, acting as exchange agent (the "Exchange Agent") at either of the following addresses:

                         BANCO POPULAR DE PUERTO RICO

 IN PUERTO RICO:
       BY MAIL:                       FOR INFORMATION CALL:                     BY HAND/OVERNIGHT COURIER:
       P.O. Box 362708                (787) 764-1893                            209 Munoz Rivera Avenue
       San Juan, P.R.  00936-2708                                                       5th Floor
                                                                                Hato Rey, P.R.  00918
 IN THE MAINLAND UNITED STATES:

       BY MAIL:                       FOR INFORMATION CALL:                     BY HAND/OVERNIGHT COURIER:
       7 W. 51st Street                   (787) 764-1893                              7 W. 51st Street
         9th Floor                                                                    9th Floor
     New York, NY 10019                                                             New York, NY 10019


     It is recommended that certificates and Election Forms be sent via certified mail and appropriately insured.


                  DESCRIPTION OF SHARES OF ROIG COMMON STOCK ENCLOSED
    Name Exactly as It Appears on Your Stock Certificate(s)                      Certificate(s) Enclosed
               and Address of Registered Holder                                    (Please list below --
                   (Please fill in, if blank)                               attach additional list if necessary)

                                                                            Certificate            Number of
                                                                            Number(s)                Shares





                                                                        Total Number of Shares:


IF YOUR STOCK CERTIFICATE(S) HAS BEEN EITHER LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT/THEM, CALL ROIG AT (787) 852-7241 IMMEDIATELY TO RECEIVE INSTRUCTIONS REGARDING REPLACEMENT. SEE ALSO INSTRUCTION 12 BELOW. YOU CANNOT SUBMIT AN EFFECTIVE ELECTION FORM WITHOUT YOUR ROIG STOCK CERTIFICATES ATTACHED HERETO.

To Banco Popular:

         In connection with the merger (the "Merger") of Roig with and into Banco Popular and pursuant to an Agreement and Plan of Merger, dated as of December 30, 1996 and as amended on March 20, 1997 (as so amended, the "Merger Agreement"), by and among Popular, Inc., a Puerto Rico corporation, Banco Popular and Roig, the undersigned hereby makes the election or elections set forth herein and surrenders to you for cancellation, as Exchange Agent, certificates representing all of the undersigned's shares of Roig Common Stock (the "Shares") listed above in exchange for either (i) the right to receive shares of Popular, Inc. Common Stock (the "Stock Consideration"), or (ii) the right to receive cash (the "Cash Consideration") or (iii) the right to receive a combination of Stock Consideration and Cash Consideration. In addition, it is understood that Popular, Inc. will pay cash in lieu of any fractional shares of the Stock Consideration in connection with the Merger.

         The undersigned understands that the election referred to above is subject to certain terms, conditions and limitations that have been set out in the following documents: the Merger Agreement; the Prospectus/Proxy Statement, dated April 7, 1997 (the "Prospectus/Proxy Settlement"); and the Prospectus Supplement (the "Supplement") which accompanies this Election Form and Letter of Transmittal. The Merger Agreement is included as Appendix A to the Prospectus/Proxy Statement. Extra copies of the Election Form, Supplement or Prospectus/Proxy Statement may be requested from Banco Popular, as Exchange Agent, at the addresses or phone number shown above. The undersigned hereby acknowledges the receipt of the Prospectus/Proxy Statement and the Supplement.

         The undersigned hereby represents and warrants that the undersigned is the registered holder of the above- described Shares with good title to the above-described Shares and full power and authority to sell, assign and transfer the above-described Shares represented by the enclosed certificates, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange. All authority conferred or agreed to be conferred in this Election Form shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

         Unless otherwise indicated below under Special Issuance and Payment Instructions, in exchange for the enclosed certificates, the undersigned requests issuance of a certificate representing the appropriate number of shares of the Stock Consideration (which shall include a check for cash in lieu of fractional shares, if any), or a check for the Cash Consideration, or both, as the case may be, in the name of the undersigned. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail such certificate and check to the undersigned at the address shown above. In the event that both the Special Delivery Instructions and the Special Issuance and Payment Instructions are completed, please issue such certificate or check, as the case may be, in the name of, and mail such certificate or check to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to Shares for which Special Delivery Instructions and/or Special Issuance and Payment Instructions have been given.

             SPECIAL ISSUANCE AND PAYMENT                            SPECIAL DELIVERY INSTRUCTIONS
                      INSTRUCTIONS                                    (SEE INSTRUCTIONS 5 AND 10)
             (SEE INSTRUCTIONS 5 AND 10)

To be completed ONLY if the certificate representing the Stock       To be completed ONLY if the certificate representing the Stock
Consideration and/or the check representing the Cash                 Consideration and/or the check representing the Cash
Consideration and cash in lieu of fractional case may                Consideration and cash in lieu of fractional shares, as the
be, are to be  issued in the name of someone other than              case  may be, are to sent to someone other than the
the undersigned.                                                     undersigned or to the undersigned at an address other than that shown above.
ISSUE THE CERTIFICATE REPRESENTING THE STOCK  CONSIDERATION A        SEND THE  CERTIFICATE REPRESENTING THE STOCK CONSIDERATION
ND/OR THE CHECK REPRESENTING THE CASH CONSIDERATION AND              AND/OR THE CHECK REPRESENTING THE CASH CONSIDERATION AND
CASH IN LIEU OF FRACTIONAL SHARES TO:                                CASH IN LIEU OF FRACTIONAL SHARES TO:

Name______________________________________________                   Name____________________________________________
                    (Please Print)                                                 (Please Print)

Address___________________________________________                   Address_________________________________________

 _________________________________________________                   ________________________________________________
                    (Include Zip Code)                                             (Include Zip Code)

 _________________________________________________                   ________________________________________________
     (Tax Identification or Social Security No.)                        (Tax Identification or Social Security No.)


                                  SIGN HERE

_______________________________________________________________________________


_______________________________________________________________________________
                          (Signature(s) of Owner(s))

 (Must be signed by registered holder(s) as name(s) appear(s) on stock certificates(s). If signed by an attorney, trustee, executor, administrator, guardian, officer, custodian or other person acting in a representative capacity and the shares submitted herewith are registered in the name of such signatory expressly in such capacity (e.g., John Doe, as Trustee), such capacity should be indicated.) (See Instruction 8)

 Dated: _________________________________________________, 1997

 Name(s):_________________________________________________________________

 _________________________________________________________________________
                               (Please Print)

 Capacity, if
 applicable:______________________________________________________________

 Area Code and
 Telephone
 Number:__________________________________________________________________




                             SIGNATURE GUARANTEE
    (REQUIRED ONLY IF EITHER "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS"
           OR "SPECIAL DELIVERY INSTRUCTIONS" ARE PROVIDED ABOVE.)
                             (SEE INSTRUCTION 5)

 Signature(s)
 Guaranteed:______________________________________________________________

 _________________________________________________________________________
                      (Name of Firm Providing Signature
                         Guarantee -- Please Print)

 _________________________________________________________________________
                           (Authorized Signature)

 Dated: _________________________________________________, 1997




      BOX A: TO BE COMPLETED ONLY BY NOMINEES SUBMITTING MULTIPLE ELECTIONS. FOR SUCH PURPOSES, A NOMINEE INCLUDES ANY NOMINEE, ANY TRUSTEE OR ANY OTHER PERSON THAT HOLDS SHARES OF ROIG COMMON STOCK IN ANY CAPACITY WHATSOEVER ON BEHALF OF ANOTHER PERSON OR ENTITY.

    If this Box A is completed, the undersigned, acting for itself and as nominee, trustee or in another representative capacity on behalf of another person or entity, hereby submits the following elections and attaches share certificates for all Shares held of record by the undersigned (attach additional sheets, if necessary, numbering each additional election with consecutive numbers starting with "7").

                                                  CHECK ONE; OR, IF YOU ARE MAKING A PART STOCK/PART CASH ELECTION,
                                               INDICATE THE NUMBER OF SHARES FOR WHICH YOU ARE ELECTING STOCK AND THE
                                                         NUMBER OF SHARES FOR WHICH YOU ARE ELECTING CASH:

                                                                         PART STOCK/PART CASH ELECTION
                                                                         -----------------------------
                                                                            INDICATE NUMBER OF SHARES
                                                                         -----------------------------

                           TOTAL NUMBER
NUMBER OF ELECTION     OF SHARES SUBJECT TO       CASH            STOCK         STOCK         CASH            NO
                             ELECTION           ELECTION        ELECTION      ELECTION     ELECTION       ELECTION
          1

          2

          3

          4

          5

          6


                                 INSTRUCTIONS

         Shareholders of Roig will not receive any certificates representing shares of the Stock Consideration and/or the check representing the Cash Consideration and cash in lieu of fractional shares (if any) in exchange for their certificates representing Shares ("Certificates"), or any dividends payable on such shares of Popular, Inc. Common Stock comprising the Stock Consideration, until the Certificates owned by such shareholders are received by the Exchange Agent at the address set forth below, together with such documents as the Exchange Agent may require and until the same are processed for exchange by the Exchange Agent. No interest will accrue on such dividends. If your stock certificate(s) is lost, stolen or destroyed, refer to Instruction 12 below.

         UNLESS THE SPECIAL CIRCUMSTANCES DESCRIBED BELOW IN INSTRUCTION 13 ("HOLDERS WHO ARE NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES") APPLY, A HOLDER OF ROIG COMMON STOCK MUST MAKE HIS ELECTION ON THE REVERSE HEREOF IMMEDIATELY UNDER THE CAPTION "ELECTION" TO MAKE AN EFFECTIVE ELECTION.

         You should understand that your election is subject to certain terms, conditions and limitations that have been set out in the following documents: the Merger Agreement; the Prospectus/Proxy Statement, dated April 7, 1997, previously sent to you or which is enclosed herewith; and the Prospectus Supplement which accompanies this Election Form (the "Supplement"). The Merger Agreement was included as Appendix A to the Prospectus/Proxy Statement. Extra copies of the Supplement or Prospectus/Proxy Statement may be requested from Banco Popular, as Exchange Agent, at the addresses or phone number shown on the reverse of these Instructions. The delivery of this Election Form is acknowledgment that you have received, read and understood the Prospectus/Proxy Statement and the Supplement.

         1. ELECTION DEADLINE. For any election contained herein to be considered, this Election Form, properly completed, and the related Roig Common Stock Certificates must actually be received by the Exchange Agent at the address on the front of this Election Form no later than 5:00 p.m., Puerto Rico Time, ON JUNE 30, 1997 if delivered to the Exchange Agent in Puerto Rico, and no later than 5:00 p.m., New York Time, ON JUNE 30, 1997 if delivered to the Exchange Agent in New York. The Exchange Agent will determine whether any Election Form is received on a timely basis and whether an Election Form has been properly completed.

         2. REVOCATION OR CHANGE OF ELECTION FORM. Any Election Form may be revoked or changed by written notice from the person submitting such Election Form to the Exchange Agent, but to be effective such notice must actually be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have reasonable discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

         3. ELECTION PROCEDURES. As set forth in the Supplement and the Prospectus/Proxy Statement previously delivered to you or enclosed herewith, approximately 50% of the shares of Roig Common Stock outstanding on June 30, 1997 (the "Effective Time") will be converted into the right to receive cash and approximately 50% of the shares of Roig Common Stock outstanding at the Effective Time will be converted into the right to receive shares of Popular, Inc. Common Stock (and/or cash in lieu of fractional shares). The extent to which elections will be accommodated will depend upon the respective numbers of shares of Roig Common Stock with respect to which Roig shareholders elect cash or stock (or make no election). A Roig shareholder who elects to receive cash with respect to some or all of his shares of Roig Common Stock may instead receive shares of Popular, Inc. Common Stock with respect to some of such shares of Roig Common Stock, and a Roig shareholder who elects to receive shares of Popular, Inc. Common Stock with respect to some or all of his shares of Roig Common Stock may instead receive cash with respect to some of such shares of Roig Common Stock. To the extent that all elections cannot be accommodated, the consideration to be issued in the Merger will be allocated pursuant to the procedures set forth in the Merger Agreement and described in the Supplement under the caption "THE MERGER -- Election Procedures;
Allocation Procedures". Thus, an election made by you may not be honored in certain circumstances.

         4. NO FRACTIONAL INTERESTS. No Certificate representing a fraction of a full share of Popular, Inc. Common Stock will be issued and, in lieu thereof, the Exchange Agent will remit on Popular, Inc.'s behalf cash (without interest) in an amount equal to the product of (i) the fraction of a share of Popular, Inc. Common Stock, if any, to which any Roig shareholder would otherwise be entitled and (ii) the last sale price of a share of Popular, Inc. Common Stock quoted on June 30, 1997 on the NASDAQ National Market as reported in The Wall Street Journal. No such holder shall be entitled to dividends, voting rights or any other rights in respect to any fractional share.

         5. GUARANTEE OF SIGNATURES. A signature guarantee on this Election Form is required if the holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance and Payment Instructions" on the Election Form or both. Such guarantee must be made by an Eligible Institution.

         Eligible Institutions include: (i) a bank (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act); (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker, as those terms are defined under the Securities Exchange Act of 1934, as amended (the "Act"); (iii) a credit union (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act);
(iv) a national securities exchange, registered securities association, or clearing agency, as those terms are used under the Act; or (v) a savings association (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act). Public notaries cannot execute acceptable guarantees of signatures.

         6. DELIVERY OF ELECTION FORM AND CERTIFICATES. This Election Form, properly completed and duly executed, together with the Certificate(s), should be delivered to the Exchange Agent at the addresses set forth in this Election Form.

         The method of delivery of Certificate(s) and all other required documents is at the election and risk of the owner. However, if Certificates are sent by mail, it is recommended that they be sent by certified mail, appropriately insured, with return receipt requested.

         7. INADEQUATE SPACE. If the space provided herein is inadequate, the Certificate numbers and the numbers of Shares represented thereby should be listed on additional sheets attached hereto.

         8. SIGNATURES ON ELECTION FORM; REQUIREMENT TO BE A RECORD HOLDER. All signatures must correspond exactly with the name written on the face of the Certificate(s) without alteration, variation or any change whatsoever.

         If the Certificate(s) surrendered hereby is owned of record by two or more joint owners, all such owners must sign this Election Form.

         If any surrendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Election Forms as there are different registrations of Certificates.

         If you hold share Certificates for which you are not the record holder, you may not submit an election. You may, however, want to request the record holder to make an election on your behalf.

         9. STOCK TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the issuance or payment of Stock Consideration or Cash Consideration in any name other than that of the record holder, such transferee or assignee must pay such tax to Popular, Inc. or must establish to the satisfaction of Popular, Inc. that such tax has been paid.

         10. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Indicate the name and/or address of the person(s) to whom the Stock Consideration or the check representing the Cash Consideration and cash in lieu of fractional shares (if any) are to be issued or sent, if different from the name and/or address of the person(s) signing this Election Form.

         11. SUBSTITUTE FORM W-9. Each surrendering shareholder tendering shares to the New York address of the Exchange Agent is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is a part of this Election Form and to certify whether the shareholder is subject to backup withholding. Failure to provide the information on the form may subject the surrendering shareholder to 31% U.S. federal income tax withholding on payments made to such surrendering shareholder with respect to the Shares and on future dividends paid by Popular, Inc. A holder must cross out item (2) in the Certification box of Substitute Form W-9 if such holder has been notified by the U.S. Internal Revenue Service that such holder is currently subject to backup withholding. The box in Part 3 of the form should be checked if the surrendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, Popular, Inc. will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent.

         12. LOST, STOLEN OR DESTROYED CERTIFICATES. If your stock Certificate(s) has been either lost, stolen or destroyed, unless you take certain actions as advised by the Exchange Agent, you may not make a valid election. You are urged to call Roig at (787) 852-7241 immediately to receive instructions regarding replacement.

         13. HOLDERS WHO ARE NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Each holder of record is entitled to make an election and submit an Election Form covering all shares of Roig Common Stock actually held of record by such holder. Nominee record holders, which includes any nominee, any trustee or any other person that holds shares of Roig Common Stock in any capacity whatsoever on behalf of another person or entity, are entitled to make an election for such nominee record holder as well as an election on behalf of each beneficial owner of shares of Roig Common Stock held through such nominee record holder, but such elections must be made on one Election Form. Beneficial owners who are not record holders are not entitled to submit Election Forms.

         14. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Election Form may be obtained by writing to: Banco Popular de Puerto Rico, P.O. Box 362708, San Juan, P.R. 00936-2708, Attention: Amilcar Jordan, or by telephoning (787) 764-1893.


                          IMPORTANT TAX INFORMATION

         Under Puerto Rico income tax laws, a holder that is an individual resident of Puerto Rico or a corporation or partnership organized under the laws of Puerto Rico (each, a "Puerto Rico Holder") is not required to provide the Exchange Agent any form, statement or other report in connection with the merger other than this Election Form. Under Puerto Rico income tax laws, a non-Puerto Rico Holder that tenders his or her shares to the Puerto Rico address of the Exchange Agent may be subject to Puerto Rico income tax on the gain to be recognized on the exchange. In addition, the Exchange Agent would be required to withhold Puerto Rico income tax from the amounts transferred to such holder unless the holder presents to the Exchange Agent a withholding tax exemption certificate issued by the Puerto Rico Secretary of the Treasury. For these reasons, a non-Puerto Rico Holder should consider tendering his or her shares to the New York address of the Exchange Agent.

         Under U.S. Federal income tax laws, a holder tendering shares to the New York address of the Exchange Agent who receives payment (whether in stock or cash) pursuant to the merger of Roig with and into Banco Popular is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the holder is a business or other entity, such holder's TIN number will be the same as such holder's employer identification number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the U.S. Internal Revenue Service, and payments made with respect to the Roig Common Stock and payments of dividends on Popular, Inc. Common Stock received by such holder in the merger of Roig into Banco Popular may be subject to backup withholding.

         Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the U.S. Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made with respect to Shares, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that
(a) such holder is exempt from backup withholding, (b) such holder has not been notified by the U.S. Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the U.S. Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The holder is required to give the Exchange Agent the TIN (i.e., social security number or employee identification number) of the holder of the Shares tendered hereby. If the Shares are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                  PAYER'S NAME:  BANCO POPULAR DE PUERTO RICO

 SUBSTITUTE                                       PART 1 - PLEASE PROVIDE YOUR TIN                    ____________________
 FORM W-9                                         IN THE BOX AT RIGHT AND CERTIFY BY                 Social Security Number
 (SEE INSTRUCTION 11)                             SIGNING AND DATING BELOW                           OR
                                                                                                     __________________________
                                                                                                     Employee Identification Number

 PLEASE FILL IN YOUR NAME AND
 ADDRESS BELOW (PLEASE PRINT)


 _______________________________                  ____________________________________________
 Name
 (If joint names, list first and circle the       PART 2 -- CERTIFICATION -- UNDER PENALTIES OF
 the name of the person or entity                 PERJURY, I CERTIFY THAT:                           PART 3--
 whose name is entered in Part 1)
                                                  (1)   The number shown on this form is my          Awaiting TIN            [ ]
                                                        correct Taxpayer Identification Number
 _______________________________                        (or I am waiting for a number to be
Address (number and street)                             issued to me) and
                                                                                                      __________________________
 _______________________________                  (2)   I am not subject to backup withholding        PART 4 --
 City, State and Zip Code                               because (a) I am exempt from backup
                                                        withholding or (b) I have not been
                                                        notified by the U.S. Internal Revenue         Exempt                 [ ]
                                                        Service ("IRS") that I am subject to
                                                        backup withholding as a result of failure
                                                        to report all interest or dividends, or (c)
                                                        the IRS has notified me that I am no
                                                        longer subject to backup withholding.


 U.S. DEPARTMENT OF THE TREASURY                  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if
 INTERNAL REVENUE SERVICE                         have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you are no longer subject to backup withholding you received another notification from the IRS stating that you are no longer cross out item (2).  If you are exempt from backup withholding, check the box in Part 4 above.

 PAYER'S REQUEST FOR TAXPAYER                     SIGNATURE____________________________DATE_______________, 1997
 IDENTIFICATION NUMBER (TIN)



NOTE: FAILURE TO COMPLETE AND RETURN THIS ELECTION FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER OF ROIG WITH AND INTO BANCO POPULAR. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF
                     YOU CHECKED THE BOX IN PART 3 OF THE
                             SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate U.S. Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 _______________________________________   _____________________, 1997
 Signature                                 Date

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
                           IDENTIFICATION NUMBER ON
                             SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------------          -------------------------------------------------

                                        Give the                                                         Give the EMPLOYER
                                        SOCIAL SECURITY                                                  IDENTIFICATION
 For this type of account:              number  of--                     For this type of account:       number of--
---------------------------------------------------------------          -------------------------------------------------
 1.   An individual's                   The individual                   7. Corporate account            The corporation
      account

 2.   Two or more (joint                The actual owner of the          8. Religious, charitable, or    The organization
      individuals                       account or, if combined             educational organization
      account)                          funds, any one of the               account
                                        individuals(1)

 3.   Custodian account of              The minor(2)                     9. Partnership                  The partnership
      Gift to Minors Act)

 4.a.  The usual revocable              The grantor-trustee(1)          10. Association, club or         The organization
       savings trust account                                                other tax-exempt
       (grantor is also                                                     organization
       trustee)

   b.  So-called trust                  The actual owner(1)             11. A broker or registered       The broker or nominee
       account that is not a                                                nominee
       legal or valid trust
       under State law

 5.   Sole proprietorship               The owner(3)                    12. Account with the             The public entity
      account                                                               Department of
                                                                            Agriculture in the name of a
                                                                            public entity (such as a
                                                                            State or local government,
                                                                            school district, or prison)
                                                                            that receives agricultural
                                                                            program payments
 6.   A valid trust, estate, or         The legal entity (Do
      pension trust                     not furnish the identifying
                                        number of the personal
                                        representative or trustee
                                        unless the legal entity
                                        itself is not designated in
                                        the account title.)(4)

--------------------------------------------------------------------------------------------------------------------------

(1)      List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.

(4) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

-        A corporation.

-        A financial institution.

- An organization exempt from tax under section 501(a), or an individual retirement plan.

-        The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency, or instrumentality thereof.

-        A registered dealer in securities or commodities registered in the U.S.
         or a possession of the U.S.

-        A real estate investment trust.

-        A common trust fund operated by a bank under section 584(a).

- An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

- An entity registered at all times under the Investment Company Act of 1940.

-        A foreign central bank of issue.

         Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

-        Payments to nonresident aliens subject to withholding under section
         1441.

-        Payments to partnerships not engaged in a trade or business in the U.S.
         and which have at least one nonresident partner.

- Payments of patronage dividends where the amount received is not paid in money.

-        Payments made by certain foreign organizations.

         Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

-        Payments described in section 6049(b)(5) to non-resident aliens.

-        Payments on tax-free covenant bonds under section 1451.

-        Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

         Certain payments, other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) Penalty For Failure To Furnish Taxpayer Identification Number.-- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty For False Information With Respect To Withholding.-- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty For Falsifying Information.-- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.